UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2023

White River Energy Corp

(Exact name of registrant as specified in its charter)

Nevada	333-192060	45-3797537
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

609 W/ Dickson St., Suite 102G
Fayetteville, AR	72701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm

On March 17, 2023, the Audit Committee of the Board of Directors of White River Energy Corp. (the “Company”), approved the dismissal of RBSM LLP (“RBSM”), which was then serving as the independent registered public accounting firm of the Company, effective immediately. The Company subsequently notified RBSM of the dismissal.

The reports of RBSM on the Company’s consolidated financial statements for the fiscal years ended March 31, 2022 and 2021 did not contain any adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle, except that each report on the Company’s consolidated financial statements contained an explanatory paragraph regarding the Company’s ability to continue as a going concern based on the Company’s recurring losses from operations, negative cash flows from operating activities and accumulated deficit as of March 31, 2022 and 2021. During the fiscal years ended March 31, 2022 and 2021 and the subsequent interim period through March 17, 2023, the effective date of RBSM’s dismissal, there were (i) no disagreements (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and RBSM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of RBSM would have caused RBSM to make reference thereto in its reports on the consolidated financial statements of the Company for such years, and (ii) no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

As previously disclosed, on September 28, 2022 the Company changed its fiscal year end from December 31 to March 31 following its acquisition of White River Holdings Corp. The disclosure in this Current Report on Form 8-K with respect to the fiscal years ended March 31, 2022 and 2021 (which are reflected in the Company’s registration statement on Form S-1 (File No. 333-268707)) also applies to the fiscal years ended December 31, 2021 and 2020, which are reflected in previous Annual Reports on Form 10-K filed by the Company.

The Company provided RBSM with a copy of this Form 8-K and requested that RBSM furnish a letter addressed to the Securities and Exchange Commission stating whether or not RBSM agrees with the above disclosures. A copy of RBSM’s letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Engagement of New Independent Registered Public Accounting Firm

On March 17, 2023, following approval by the Company’s Audit Committee, the Company appointed MaloneBailey LLP (“MaloneBailey”) as the new independent registered public accounting firm of the Company.

During the fiscal years ended March 31, 2022 and 2021 and the subsequent interim period through March 17, 2023, the effective date of MaloneBailey’s appointment, neither the Company, nor any party on behalf of the Company, consulted with MaloneBailey with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of the audit opinion that might be rendered with respect to the Company’s consolidated financial statements, and no written report or oral advice was provided to the Company by MaloneBailey that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was subject to any disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
16.1	Letter from RBSM, LLP
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

White River Energy Corp

Date: March 23, 2023	By:	/s/ Jay Puchir
	Name:	Jay Puchir
	Title:	Chief Executive Officer

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